Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Real Industry, Inc. (the “Company) on Form 10-K for the Annual period ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL J. HOBEY
Michael J. Hobey President, Interim Chief Executive Officer and Chief Financial Officer (Principal Executive and Accounting Officer)

Dated: April 5, 2018